UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) December 6, 2012

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-9610	1-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America	Carnival House 5 Gainsford Street London SE1 2NE United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 20 7940 5381
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 6, 2012, Carnival Corporation (the “Company”) completed its offering of $500 million aggregate principal amount of senior unsecured 1.875% notes due 2017 (the “Notes”). The Notes are guaranteed by Carnival plc, a company incorporated and registered under the laws of England and Wales (the “Guarantor”). The Company intends to use the net proceeds from this offering for general corporate purposes, which may include repaying portions of various debt facilities maturing in 2013.

The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File Nos. 333-179936 and 333-179936-01) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on March 6, 2012. The terms of the Notes are described in the Company’s Prospectus dated March 6, 2012, as supplemented by a final Prospectus Supplement dated November 29, 2012, as filed with the Commission on November 30, 2012.

In connection with the offering, on November 29, 2012, the Company and the Guarantor entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., J.P. Morgan Securities LLC, RBS Securities Inc. and UBS Securities LLC, as representatives of the underwriters listed in Schedule I thereto (collectively, the “Underwriters”). The Underwriting Agreement contains customary representations, covenants and indemnification provisions. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

The Notes were issued pursuant to an Indenture, dated as of December 6, 2012, by and among the Company, the Guarantor and U.S. Bank National Association (the “Trustee”), as trustee (the “Indenture”), as amended and supplemented by the Supplemental Indenture, dated as of December 6, 2012, by and among the Company, the Guarantor and the Trustee, as trustee. The Indenture and the Supplemental Indenture are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference into the Registration Statement.

The Notes will mature on December 15, 2017 and will bear interest at a rate of 1.875% per year. Interest on the Notes will be payable semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2013. The Notes are unsecured senior obligations of the Company and rank equally with its other unsecured and unsubordinated obligations. The guarantees of the Notes are unsecured senior obligations of the Guarantor and rank equally in right of payment with all other unsecured and unsubordinated obligations of the Guarantor. The form of the Note is attached as Exhibit 4.3 to this Report and is incorporated by reference into the Registration Statement.

The legality opinions of Paul, Weiss, Rifkind, Wharton & Garrison, LLP, Freshfields Bruckhaus Deringer LLP and Tapia, Linares y Alfaro are attached hereto as Exhibits 5.1, 5.2 and 5.3, respectively, and are incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated November 29, 2012, among Carnival Corporation, Carnival plc and Goldman, Sachs & Co., J.P. Morgan Securities LLC, RBS Securities Inc. and UBS Securities LLC, on behalf of themselves and as representatives of the underwriters listed in Schedule I thereto.

4.1	Indenture, dated as of December 6, 2012, by and among Carnival Corporation, Carnival plc and U.S. Bank National Association (the “Trustee”), as trustee.

4.2	Supplemental Indenture, dated as of December 6, 2012, by and among Carnival Corporation, Carnival plc and U.S. Bank National Association, as trustee.

4.3	Form of 1.875% Senior Note Due 2017.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

5.2	Opinion of Freshfields Bruckhaus Deringer LLP.

5.3	Opinion of Tapia Linares & Alfaro.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.2 hereto).

23.3	Consent of Tapia Linares & Alfaro (included in Exhibit 5.3 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	Senior Vice President, General Counsel & Secretary	Title:	Senior Vice President, General Counsel & Company Secretary

Date:	December 6, 2012	Date:	December 6, 2012

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 29, 2012, among Carnival Corporation, Carnival plc and Goldman, Sachs & Co., J.P. Morgan Securities LLC, RBS Securities Inc. and UBS Securities LLC, on behalf of themselves and as representatives of the underwriters listed in Schedule I thereto.

4.1	Indenture, dated as of December 6, 2012, by and among Carnival Corporation, Carnival plc and U.S. Bank National Association (the “Trustee”), as trustee.

4.2	Supplemental Indenture, dated as of December 6, 2012, by and among Carnival Corporation, Carnival plc and U.S. Bank National Association, as trustee.

4.3	Form of 1.875% Senior Note Due 2017.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

5.2	Opinion of Freshfields Bruckhaus Deringer LLP.

5.3	Opinion of Tapia Linares & Alfaro.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.2 hereto).

23.3	Consent of Tapia Linares & Alfaro (included in Exhibit 5.3 hereto).